EXHIBIT 99.1
                                                                   ------------



   Sun-Times Media Group Announces Financial Results for 2006 Third Quarter

New York, NY, November 8, 2006 - Sun-Times Media Group, Inc. (NYSE: SVN) today reported results for the third quarter, ended September 30, 2006. The results are consistent with the outlook the Company provided on October 18, 2006 .

The Company reported a net loss of $34.9 million, or $0.43 per share, compared to a loss of $9.1 million, or $0.10 per share, in the third quarter of 2005. The loss from continuing operations also was $34.9 million, or $0.43 per share, compared to a loss from continuing operations of $10.8 million, or $0.12 per share, in the third quarter of 2005. The loss from continuing operations for the nine months ended September 30, 2006 was $41.3 million, or a loss of $0.48 per share, compared with a loss of $51.7 million, or a loss of $0.57 per share, for the nine months ended September 30, 2005. Items affecting the third quarter and year-to-date losses from continuing operations are detailed in a table below.

Gordon A. Paris, Chief Executive Officer, said, "We have taken significant steps to improve our cost structure and address the challenging market and competitive environment. There is more work to do. The Company has a valuable collection of titles with strong brand identity. We are exploring ways to better leverage these brands to improve our profitability. In particular, with respect to the Chicago Sun-Times, we are analyzing alternatives to reposition and reenergize that property to more effectively meet the needs of our targeted print and online readers and advertisers. We also continue to better align our cost structure with our revenue base, with efficiencies that include the previously announced Gary and Harlem plant closures, aggressive working capital management, reductions in newsprint consumption, and a series of other measures to reduce costs.

"At the same time, in our continuing efforts to maximize shareholder value, the Board is very focused on resolving the outstanding non-operating issues facing the Company, and we are actively assessing a broad array of options across the Company and its assets," concluded Mr. Paris.

As previously announced, the Board is engaged in a search for a new Chief Executive Officer to be based in Chicago. The Board expects to announce an appointment shortly.

REVIEW OF STNG OPERATING SEGMENT RESULTS

Total operating revenues for the third quarter were $99.1 million compared with $113.6 million in the year-ago period. All of the Company's revenues are generated by its Sun-Times News Group (STNG) operating segment.

Advertising revenues in the third quarter were $76.4 million, down $12.5 million, or 14%, compared with the prior year period. The Company estimates that newspaper print advertising declined approximately 9.7% in the third quarter for the greater Chicago market versus the comparable period in 2005. This compares with 2.6% in the first quarter and 7.5% in the second quarter, respectively.

STNG's advertising revenue performance lagged the Chicago market in the third quarter largely due to weakness at the CHICAGO SUN-TIMES, as well as at publications in the southwest suburbs, including the DAILY SOUTHTOWN. Consistent with the Company's expectations, its suburban titles, excluding the aforementioned southwest suburban publications, modestly improved their market share of print advertising revenue in the third quarter versus the year-ago period.

Circulation revenues in the third quarter were down 8% compared with the same period a year ago. The $1.7 million decline reflects lower single-copy sales and continued competitive discounting of home subscription rates.

Newsprint expense in the third quarter was $15.1 million, down 12% from the prior year period. Total newsprint consumption was down 22% due to lower circulation and page volumes, as well as planned reductions of page sizes of many of STNG's titles. Reduced consumption more than offset an approximately 13% increase in average cost per metric ton compared to the third quarter of last year.

STNG segment compensation expense declined $0.9 million to $43.2 million in the third quarter due to lower headcount resulting from reorganization efforts and attrition, which more than offset wage increases and $0.5 million additional severance costs.

Other operating costs increased by $0.5 million to $33.1 million in the third quarter from the comparable period a year ago due to increased professional fees of $1.3 million, largely to support the reorganization effort, and increased advertising and marketing expense of $0.5 million, partially offset by lower bad debt expense of $0.5 million, and cost savings.

INVESTMENT & CORPORATE GROUP

Operating expenses of the Investment and Corporate Group were $19.7 million in the third quarter, up $1.6 million from the same period last year, largely due to severance costs of $4.1 million related to the planned closing of the Company's New York office at year end. Spending related to the Special Committee investigation and litigation was $6.7 million in the 2006 third quarter, down $2.6 million from the same period a year ago. Lower costs related to the Special Committee, together with a decrease in wages of approximately $1.7 million, were partially offset by a $2.6 million increase in other legal and professional fees, largely due to increases in internal audit and compliance activities.

FINANCIAL REVIEW

Items affecting the Company's consolidated loss from continuing operations comprise:

(ALL FIGURES IN $ MILLIONS)
------------------------------------------------------------------------------------------------------
                                                    Favorable/(Unfavorable)    Favorable/(Unfavorable)
------------------------------------------------------------------------------------------------------
                                                         Third Quarter              Year-to-date
------------------------------------------------------------------------------------------------------
Loss from continuing operations for
period ending 9/30/2005                                       (10.8)                   (51.7)
------------------------------------------------------------------------------------------------------
Operating revenue                                             (14.5)                   (31.8)
------------------------------------------------------------------------------------------------------
Severance costs                                                (4.6)                   (15.5)
------------------------------------------------------------------------------------------------------
Income tax expense                                            (14.1)                    34.2
------------------------------------------------------------------------------------------------------
Outside services and professional fees                         (3.9)                    (7.5)
------------------------------------------------------------------------------------------------------
Depreciation and amortization                                  (1.5)                    (2.4)
------------------------------------------------------------------------------------------------------
Special committee costs                                         2.6                     11.2
------------------------------------------------------------------------------------------------------
Total other income (expense)                                    4.6                      8.7
------------------------------------------------------------------------------------------------------
Wages and benefits                                              4.4                      8.5
------------------------------------------------------------------------------------------------------
Newsprint costs                                                 2.1                      3.5
------------------------------------------------------------------------------------------------------
Other, net                                                      0.9                      1.5
------------------------------------------------------------------------------------------------------
Loss from continuing operations for
period ending 9/30/2006                                       (34.9)                   (41.3)
------------------------------------------------------------------------------------------------------

THIRD QUARTER: CASH AND BALANCE SHEET UPDATE

As of September 30, 2006, the Company held $236.6 million in cash and cash equivalents ($205.2 million) and escrow deposits and restricted cash ($31.4 million). The comparable cash balance as of October 31, 2006, was approximately $229 million.

REVIEW OF PAST STOCK OPTION PRACTICES

The Company also announced that it is conducting an investigation into stock option awards to executives and key employees through 2003, when the Company ceased granting stock options. The investigation is being conducted by the Special Committee of the Board of Directors. While the investigation is not yet complete, preliminary results indicate that the grant dates on some stock option awards were misdated between 1999 and 2002. Based upon the preliminary results, management believes that the amounts resulting from option misdating do not have a material impact on the financial statements for the relevant periods. Nevertheless, the Company will need to determine whether any of these instances were intentional, which could require the restatement of affected prior year results.

CONFERENCE CALL AND WEBCAST

The Company will hold a conference call at 10:00 am ET tomorrow, November 9, 2006, to discuss its third quarter performance. The call will be accessible via a live Webcast, available through a link from www.thesuntimesgroup.com or can be accessed at 866-770-7051 (or 617-213-8064 for international callers) with the passcode 94605970.

A replay of the call will be available beginning at approximately 12:00 pm ET tomorrow, November 9th, through Thursday, November 16, 2006. To listen to the replay, call 888-286-8010 (or 617-801-6888 for international callers) and use the passcode 42333530. The replay will also be accessible via webcast on the Company's website.


ABOUT SUN-TIMES MEDIA GROUP

Sun-Times Media Group, formerly known as Hollinger International, is dedicated to being the premier source of local news and information for the greater Chicago area. Its media properties include the Chicago Sun-Times and Suntimes.com as well as newspapers and websites serving 120 communities across Chicago. Further information can be found at WWW.THESUNTIMESGROUP.COM.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS: CERTAIN STATEMENTS MADE IN THIS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"). FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, ANY STATEMENT THAT MAY PREDICT, FORECAST, INDICATE OR IMPLY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS, AND MAY CONTAIN THE WORDS "BELIEVE," "ANTICIPATE," "EXPECT," "ESTIMATE," "PROJECT," "WILL BE," "WILL CONTINUE," "WILL LIKELY RESULT" OR SIMILAR WORDS OR PHRASES. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. THE RISKS AND UNCERTAINTIES ARE DETAILED FROM TIME TO TIME IN REPORTS FILED BY SUN-TIMES MEDIA GROUP WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING IN ITS FORMS 10-K AND 10-Q. NEW RISK FACTORS EMERGE FROM TIME TO TIME AND IT IS NOT POSSIBLE FOR MANAGEMENT TO PREDICT ALL SUCH RISK FACTORS, NOR CAN IT ASSESS THE IMPACT OF ALL SUCH RISK FACTORS ON THE COMPANY'S BUSINESS OR THE EXTENT TO WHICH ANY FACTOR, OR COMBINATION OF FACTORS, MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS. GIVEN THESE RISKS AND UNCERTAINTIES, INVESTORS SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS AS A PREDICTION OF ACTUAL RESULTS.

                                 TABLES FOLLOW

                  SUN-TIMES MEDIA GROUP, INC. AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005

                                                                  THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                     SEPTEMBER 30,              SEPTEMBER 30,
---------------------------------------------------------------------------------------------------------------
                                                                   2006         2005         2006         2005
---------------------------------------------------------------------------------------------------------------
                                                                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
                                                                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
---------------------------------------------------------------------------------------------------------------
Operating revenue:
---------------------------------------------------------------------------------------------------------------
Advertising                                                   $  76,371    $  88,918    $ 238,880    $ 265,513
---------------------------------------------------------------------------------------------------------------
Circulation                                                      19,845       21,577       61,739       66,344
---------------------------------------------------------------------------------------------------------------
Job printing                                                      2,267        2,438        6,600        6,813
---------------------------------------------------------------------------------------------------------------
Other                                                               568          657        1,647        2,021
---------------------------------------------------------------------------------------------------------------
Total operating revenue                                          99,051      113,590      308,866      340,691
---------------------------------------------------------------------------------------------------------------
Operating costs and expenses:
---------------------------------------------------------------------------------------------------------------
Newsprint                                                        15,076       17,201       47,220       50,745
---------------------------------------------------------------------------------------------------------------
Compensation                                                     48,086       47,920      152,037      144,978
---------------------------------------------------------------------------------------------------------------
Other operating costs                                            48,937       48,402      144,647      149,866
---------------------------------------------------------------------------------------------------------------
Depreciation                                                      6,229        4,693       16,577       14,016
---------------------------------------------------------------------------------------------------------------
Amortization                                                      3,141        3,203        8,784        8,920
---------------------------------------------------------------------------------------------------------------
Total operating costs and expenses                              121,469      121,419      369,265      368,525
---------------------------------------------------------------------------------------------------------------
Operating loss                                                  (22,418)      (7,829)     (60,399)     (27,834)
---------------------------------------------------------------------------------------------------------------
Other income (expense):
---------------------------------------------------------------------------------------------------------------
Interest expense                                                   (168)         (80)        (507)        (596)
---------------------------------------------------------------------------------------------------------------
Amortization of deferred financing costs                             (7)          (7)         (20)         (20)
---------------------------------------------------------------------------------------------------------------
Interest and dividend income                                      4,086        2,428       12,825        8,834
---------------------------------------------------------------------------------------------------------------
Other income (expense), net                                         474       (2,500)         593       (4,008)
---------------------------------------------------------------------------------------------------------------
Total other income (expense)                                      4,385         (159)      12,891        4,210
---------------------------------------------------------------------------------------------------------------
Loss from continuing operations before income taxes             (18,033)      (7,988)     (47,508)     (23,624)
---------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                     16,832        2,771       (6,171)      28,077
---------------------------------------------------------------------------------------------------------------
Loss from continuing operations                                 (34,865)     (10,759)     (41,337)     (51,701)
---------------------------------------------------------------------------------------------------------------
Discontinued operations (net of income taxes):
---------------------------------------------------------------------------------------------------------------
Earnings from operations of business segment disposed of             --        1,635          199        8,526
---------------------------------------------------------------------------------------------------------------
Gain from disposal of business segment                               --           --       15,165           --
---------------------------------------------------------------------------------------------------------------
Earnings from discontinued operations                                --        1,635       15,364        8,526
---------------------------------------------------------------------------------------------------------------
Net loss                                                      $ (34,865)   $  (9,124)   $ (25,973)   $ (43,175)
---------------------------------------------------------------------------------------------------------------
Basic and diluted loss per share:
---------------------------------------------------------------------------------------------------------------
Loss from continuing operations                               $   (0.43)   $   (0.12)   $   (0.48)   $   (0.57)
---------------------------------------------------------------------------------------------------------------
Earnings from discontinued operations                         $      --    $    0.02    $    0.18    $    0.09
---------------------------------------------------------------------------------------------------------------
Net loss                                                      $   (0.43)   $   (0.10)   $   (0.30)   $   (0.48)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding                              80,853       90,878       85,679       90,871
---------------------------------------------------------------------------------------------------------------

                 SUN-TIMES MEDIA GROUP, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                    SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

----------------------------------------------------------------------------------------------------
                                                                        SEPTEMBER 30,   DECEMBER 31,
                                                                                2006           2005
----------------------------------------------------------------------------------------------------
                                                                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------
                                                                             (AMOUNTS IN THOUSANDS,
----------------------------------------------------------------------------------------------------
                                                                              EXCEPT SHARE DATA)
----------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------
Current assets:
----------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                $   205,246    $   198,388
----------------------------------------------------------------------------------------------------
Short-term investments                                                            --         57,650
----------------------------------------------------------------------------------------------------
Accounts receivable, net of allowance for doubtful accounts of
$10,361 in 2006 and $11,756 in 2005                                           73,400         90,951
----------------------------------------------------------------------------------------------------
Inventories                                                                   13,954         12,600
----------------------------------------------------------------------------------------------------
Escrow deposits and restricted cash                                           31,358         13,350
----------------------------------------------------------------------------------------------------
Assets of operations to be disposed of                                            --         21,418
----------------------------------------------------------------------------------------------------
Other current assets                                                           8,405          6,785
----------------------------------------------------------------------------------------------------
Total current assets                                                         332,363        401,142
----------------------------------------------------------------------------------------------------
Loan to affiliates                                                            32,526         29,284
----------------------------------------------------------------------------------------------------
Investments                                                                    6,464         23,037
----------------------------------------------------------------------------------------------------
Property, plant and equipment, net of accumulated depreciation of
$133,808 in 2006 and $117,360 in 2005                                        182,505        194,354
----------------------------------------------------------------------------------------------------
Intangible assets, net of accumulated amortization of $42,205 in
2006 and $38,933 in 2005                                                      93,724         96,981
----------------------------------------------------------------------------------------------------
Goodwill                                                                     124,372        124,104
----------------------------------------------------------------------------------------------------
Prepaid pension benefit                                                      105,361         95,346
----------------------------------------------------------------------------------------------------
Non-current assets of operations to be disposed of                                --         73,391
----------------------------------------------------------------------------------------------------
Other assets                                                                  27,983         27,689
----------------------------------------------------------------------------------------------------
Total assets                                                             $   905,298    $ 1,065,328
----------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' DEFICIT
----------------------------------------------------------------------------------------------------
Current liabilities:
----------------------------------------------------------------------------------------------------
Current installments of long-term debt                                   $       928    $     7,148
----------------------------------------------------------------------------------------------------
Accounts payable and accrued expenses                                         97,899        125,007
----------------------------------------------------------------------------------------------------
Dividends payable                                                              3,999          4,534
----------------------------------------------------------------------------------------------------
Amounts due to related parties                                                 8,210          7,987
----------------------------------------------------------------------------------------------------
Income taxes payable and other tax liabilities                               593,589        586,734
----------------------------------------------------------------------------------------------------
Liabilities of operations to be disposed of                                       --         12,531
----------------------------------------------------------------------------------------------------
Deferred revenue                                                              10,915         11,684
----------------------------------------------------------------------------------------------------
Total current liabilities                                                    715,540        755,625
----------------------------------------------------------------------------------------------------
Long-term debt, less current installments                                      6,050            919
----------------------------------------------------------------------------------------------------
Deferred income taxes and other tax liabilities                              392,859        360,524
----------------------------------------------------------------------------------------------------
Non-current liabilities of operations to be disposed of                           --         15,141
----------------------------------------------------------------------------------------------------
Other liabilities                                                            112,877        102,970
----------------------------------------------------------------------------------------------------
Total liabilities                                                          1,227,326      1,235,179
----------------------------------------------------------------------------------------------------
Stockholders' deficit:
----------------------------------------------------------------------------------------------------
Class A common stock, $0.01 par value. Authorized 250,000,000 shares;
88,008,022 and 64,994,088 shares issued and outstanding, respectively, at September 30, 2006 and 88,008,022 and 75,687,055 shares issued
and outstanding, respectively, at December 31, 2005                              880            880
----------------------------------------------------------------------------------------------------
Class B common stock, $0.01 par value. Authorized 50,000,000 shares;
14,990,000 shares issued and outstanding at September 30, 2006 and
December 31, 2005                                                                150            150
----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                   494,396        493,385
----------------------------------------------------------------------------------------------------
Accumulated other comprehensive income (loss):
----------------------------------------------------------------------------------------------------
Cumulative foreign currency translation adjustment                           (10,401)        20,095
----------------------------------------------------------------------------------------------------
Unrealized gain (loss) on marketable securities                                  174           (820)
----------------------------------------------------------------------------------------------------
Minimum pension liability adjustment                                         (19,001)       (18,777)
----------------------------------------------------------------------------------------------------
Accumulated deficit                                                         (559,072)      (515,955)
----------------------------------------------------------------------------------------------------
                                                                             (92,874)       (21,042)
----------------------------------------------------------------------------------------------------
Class A common stock in treasury, at cost -- 23,013,934 shares at
September 30, 2006 and 12,320,967 shares at December 31, 2005               (229,154)      (148,809)
----------------------------------------------------------------------------------------------------
Total stockholders' deficit                                                 (322,028)      (169,851)
----------------------------------------------------------------------------------------------------
Total liabilities and stockholders' deficit                              $   905,298    $ 1,065,328
----------------------------------------------------------------------------------------------------

The higher income tax provision for the three months ended September 30, 2006 resulted from an $8.8 million reversal of contingent tax liabilities in last year's third quarter, and a $4.9 million higher provision for interest on contingent tax liabilities in this year's third quarter.

The lower income tax provision for the nine months ended September 30, 2006 resulted from the reversal of $43.2 million of contingent tax liabilities in the second quarter of 2006, partially offset by a $11.2 million higher provision for interest on contingent tax liabilities.


CONTACTS:

Molly Morse / Jeremy Fielding
Kekst and Company
212-521-4826/4825
molly-morse@kekst.com / jeremy-fielding@kekst.com